Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

This First Amendment to Credit Agreement and Omnibus Amendment to Loan Documents (this “Amendment”) is made as of this 7th day of October, 2021, by and among SMARTSTOP OP, L.P., a Delaware limited partnership (the “Borrower”), SMARTSTOP SELF STORAGE REIT, INC., a Maryland corporation, and certain Subsidiaries of the Borrower as guarantor (each, a “Guarantor”, and, collectively, the “Guarantors”), the financial institutions party to the Credit Agreement (as hereinafter defined) (collectively, together with their successors and assigns, the “Lenders”), and KeyBank, National Association, as administrative agent for itself and the other Lenders (together with its successors, “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, certain of its subsidiaries, the Lenders named therein, the Agent and the other parties thereto from time to time, have entered into that certain loan arrangement (the “Loan Arrangement”) evidenced by, inter alia, (i) that certain Credit Agreement dated March 17, 2021, wherein Agent and the Lenders agreed to provide a credit facility to Borrower in the aggregate principal amount of up to $850,000,000.00 (the “Credit Agreement”), (ii) those certain Revolving Notes dated March 17, 2021 (the “Revolving Notes”), (iii) those certain Term Notes dated March 17, 2021 (the “Term Notes”) and (iv) that certain Swingline Note dated March 17, 2021 (the “Swingline Note” and together with the Revolving Notes and the Term Notes, hereinafter, as amended or modified from time to time, collectively, the “Notes”);

WHEREAS, the obligations of the Borrower under the Loan Arrangement are secured by (a) a certain Pledge and Security Agreement from SmartStop OP, L.P., a Delaware limited partnership, dated as of March 17, 2021 (the “SmartStop OP Pledge”), (b) a certain Pledge and Security Agreement from Strategic Storage Operating Partnership IV, L.P., a Delaware limited partnership, dated as of March 17, 2021 (the “SSOP IV Pledge”), (c) a certain Pledge and Security Agreement from SST2 Canada Acquisitions, LLC, a Delaware limited liability company, dated as of March 17, 2021 (the “SST2 Canada Pledge”), and (d) a certain Pledge and Security Agreement from SSGT Canada Acquisitions, LLC, a Delaware limited liability company, dated as of March 17, 2021 (the “SSGT Canada Pledge”) (hereinafter, the SmartStop OP Pledge, the SSOP IV Pledge, the SST2 Canada Pledge and the SSGT Canada Pledge, as amended or modified from time to time, collectively, the “Pledge”);

WHEREAS, as a condition to the Lenders entering into the Loan Arrangement, the Guarantors entered into that certain Guaranty dated as of March 17, 2021 in favor of the Agent for the benefit of the Lenders (as amended or modified from time to time, including, without limitation, the “Guaranty”);

WHEREAS, Borrower has requested to amend the Credit Agreement and the Loan Documents pursuant to the terms and provisions hereof; and

WHEREAS, in connection with the foregoing, the Credit Parties, Agent and each Lender affected by this Amendment have agreed to amend the Credit Agreement and the Loan Documents as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1.Recitals; Defined Terms; References.  The foregoing recitals are hereby incorporated into and made a part of this Amendment.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Credit Agreement and other Loan Documents shall, after this Amendment becomes effective, refer to the Credit Agreement and the Loan Documents as amended hereby.

2.Amendments.  The Loan Documents are hereby amended as follows:

Exhibit 10.1

(a)

All references in the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended and modified by this Amendment, as the same may be further amended, restated, supplemented, extended, modified or otherwise in effect from time to time.

(b)

All references in the Loan Documents to the “Loan Documents” or to any of the Loan Documents, individually, shall mean and refer to the Loan Documents (or the applicable Loan Document), as amended and modified by this Amendment, as the same may be further amended, restated, supplemented, extended, modified or otherwise in effect from time to time.

(c)

All references in the Loan Documents to the maximum amount of the loan or to a loan up to an aggregate amount shall mean and refer to a loan in the aggregate principal amount of up to One Billion Fifty Million Dollars ($1,050,000,000.00).

(d)

The reference to “Level 6” in clause (a) of the definition of “Applicable Rate” set forth in the Credit Agreement (but for purposes of clarity, not the reference to “Level 6” in clause (b) of such definition) is hereby amended to refer to “Level 5”.

(e)

Section 2.08(d)(ii) of the Credit Agreement is hereby amended to delete the reference therein to “Eight Hundred Fifty Million Dollars ($850,000,000)” and replace it with “One Billion Fifty Million Dollars ($1,050,000,000.00).

(f)	Section 2.18(a)(iv) of the Credit Agreement is hereby amended by adding at the end thereof the following:

“With respect to any fee payable under Section 2.11(b) or any Letter of Credit fee not required to be paid to any Defaulting Lender pursuant to Section 2.11(b), Borrower shall: (x) pay to each non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in a Letter of Credit that have been reallocated to such non-Defaulting Lender pursuant to clause (iv) below; (y) pay to the Letter of Credit Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Letter of Credit Issuer’s LC Exposure to such Defaulting Lender; and (z) not be required to pay the remaining amount of any such fee.”

(g)	The following clause is hereby deleted from the last sentence of Section 9.02(f) of the Credit Agreement:

“, and in each case Borrower, Guarantor, such owner and the Administrative Agent will enter into an amendment to the Environmental Indemnity”

(h)	The following clause is hereby deleted from the last sentence of Section 9.09(a) of the Credit Agreement:

“, the Environmental Indemnity”

(i)	The following is hereby added to the end of the last sentence of Section 9.02(d) of the Credit Agreement:

“and Administrative Agent shall promptly provide the Lenders with a copy of any such modification.”

3.Representations and Warranties.  The Credit Parties hereby represent, warrant and covenant with Agent and the Lenders that, as of the date hereof:

(i)All representations and warranties made in the Credit Agreement and other Loan Documents remain and continue to be true and correct in all material respects (except for any representations and warranties that expressly refer to another date, which shall be true and correct in all material respects as of such date).

(ii)There exists no Default or Event of Default under any of the Loan Documents.

(iii)Such parties have taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(iv)This Amendment has been duly authorized, executed and delivered by each such party so as to constitute the legal, valid and binding obligations of each party, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(v)This Amendment, to the actual knowledge of the respective Credit Parties, does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or which shall be completed at the appropriate time for such filing under applicable securities laws.

(vi)The execution of this Amendment and any of the other Loan Documents executed in connection herewith shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, and shall not be deemed to be a novation of the Obligations of the Credit Parties.

4.General Terms.  This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment.  Each of the Credit Parties hereby ratifies, confirms and reaffirms all of the terms and conditions of the Credit Agreement and each of the other Loan Documents to which it is a party, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement and the other Loan Documents to which it is a party shall remain in full force and effect except as expressly provided in this Amendment.  Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Loan Document shall be to the Credit Agreement as amended by this Amendment.

5.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

6.Fees and Expenses.  Upon the execution hereof, the Borrower shall pay to the Agent all reasonable out of pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Agent in connection with this Amendment.

7.Illegality.  Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

8.Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

9.Reliance.  The Credit Parties each warrants and represents that it has consulted with independent legal counsel of their selection in connection with this Amendment and is not relying on any representations or warranties of the Agent or the Lenders or their respective counsel in entering into this Amendment and any other documents entered into in connection herewith.

10.Release.  The Credit Parties each acknowledges and agrees that it has no knowledge of any claims, counterclaims, offsets, defenses or causes of action against the Agent or any Lender with respect to amounts outstanding and owing to Agent and/or any of the Lenders under the Loan Arrangement.  To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown at law or in equity, the Credit Parties WAIVE same and RELEASE the Agent and the Lenders from any and all liability in connection therewith.

11.Commitments.  For purposes of clarity, in conjunction with the execution of this Amendment, Borrower, Administrative Agent and certain of the Lenders are entering into that certain Increase Agreement, dated as of even date herewith (the “Increase Agreement”), which Increase Agreement, among other things, increases the Revolving Commitment to $450,000,000.00 and the Total Commitments to $700,000,000.00.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized representatives as of the day and year first above written.

BORROWER:

SMARTSTOP OP, L.P.

a Delaware limited partnership

By:SmartStop Self Storage REIT, Inc.,

a Maryland corporation, its General Partner

By:/s/ H. Michael Schwartz

Name:H. Michael Schwartz

Title:Chairman and CEO

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GUARANTOR:

SMARTSTOP SELF STORAGE REIT, INC.,

a Maryland corporation

By: /s/ H. Michael Schwartz

Name: H. Michael Schwartz

Title: Chairman and CEO

SSGT 3850 Airport RD, LLC,

SSGT 500 Laredo St, LLC,

SSGT 1500 E. Baseline Rd, LLC,

SSGT 3175 Sweeten Creek Rd, LLC,

SSGT 1600 Busse Rd, LLC,

SSGT 12321 Western Ave, LLC,

SSGT 197 Deaverview Rd, LLC,

SSGT 75 Highland Center Blvd, LLC,

SSGT 1027 N Washington Blvd, LLC,

SSGT 701 Wando Park Blvd, LLC,

SSGT 18804 Pines Blvd, LLC,

SSGT 9811 Progress Blvd, LLC,

SSGT 2380 Fenton St, LLC,

SSGT 2280 N Custer Rd, LLC,

SSGT 6888 N Hualapai Way, LLC,

SSGT 2841 E. Riggs Rd, LLC,

SST II 150 Airport Blvd, LLC,

SST II 120 Centrewest Ct, LLC,

SST II 5012 New Bern Ave, LLC,

SST II 1401 ENTERPRISE ST, LLC,

SST II 1900 Bellbrook Ave, LLC,

SST II 700 Russell Rd, LLC,

each a Delaware limited liability company

By:  SmartStop Self Storage REIT, Inc.,

a Maryland corporation, as Manager

By: /s/ H. Michael Schwartz

Name: H. Michael Schwartz

Title: Chairman and CEO

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SST II 21 Kings Chapel Dr, LLC,

SST II 1325 Benden Way, LLC,

SST II 1840 Victoria St, LLC,

SST II 1880 Williamsburg Pike, LLC,

SST II 4950 Western Ave, LLC,

SST II 660 Garden HWY, LLC,

SST II 525 SW South Macedo Blvd, LLC,

SST II 1341 S State Rd 7, LLC,

SST II 10451 NW 33rd St, LLC,

SST II 7755 Preserve Ln, LLC,

SST II Rossville Blvd, LLC,

SST II 1597 Market St, LLC,

SST II 5200 Coliseum Way, LLC,

SST II 6950 S Gartrell Rd, LLC,

SSGT 4349 S Jones Blvd, LLC,

SSGT 4866 E Russell Rd, LLC,

SSGT 7211 Arlington Ave, LLC,

SSGT 7760 Lorraine Ave, LLC,

SSGT 1111 W Gladstone St, LLC,

SSGT 1302 Marquette Dr, LLC,

SSGT 1001 Tollgate Rd, LLC,

SSGT 8239 Broadway St, LLC,

SSGT 1671 Northpark Dr, LLC,
SSTI Centennial, LLC,

SSTI Granite Pickering, LLC,

SSTI Brewster Brampton, LLC,

SSTI Mavis Mississauga, LLC,

SSTI Dufferin Toronto LLC,

SST II 4491 Mainway, LLC,

SST II 480 South Service Rd, LLC,

SST II 2055 Cornwall Rd, LLC,

each a Delaware limited liability company

By:  SmartStop Self Storage REIT, Inc.,

a Maryland corporation, as Manager

By:/s/ H. Michael Schwartz

Name: H. Michael Schwartz

Title: Chairman and CEO

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[Signature Page to First Amendment to Credit Agreement]

SST II 1207 Appleby Line, LLC,

SST II 530 Martin ST, LLC,

SSGT 69 Torbarrie Rd LLC,

SSGT 365 Fruitland Rd, LLC,

SST IV 275 Goodlette-Frank Rd, LLC,

SST IV 3101 Texas Ave S, LLC,

SST IV 3750 FM 1488, LLC,

SST IV 27236 US Hwy 290, LLC,

SST IV 20535 W Lake Houston Pkwy, LLC,

SST IV 7474 Gosling Rd LLC,

SST IV 856-882 Frelinghuysen Ave, LLC,

SST IV 8415 Queenston Blvd, LLC,

SST IV 23316 Redmond Fall City Rd NE, LLC,

SST IV 7307 University City Blvd, LLC,

SST IV 2307 Hydraulic Rd, LLC,

SST IV 23250 Westheimer Pkwy, LLC,

each a Delaware limited liability company

By:  SmartStop Self Storage REIT, Inc.,

a Maryland corporation, as Manager

By: /s/ H. Michael Schwartz

Name: H. Michael Schwartz

Title: Chairman and CEO

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AGENT AND THE LENDERS:

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent and as a Lender

By:/s/ Christopher T. Neil

Name:Christopher T. Neil

Title:Senior Banker

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BANK OF MONTREAL,

as a Lender

By:/s/ Jonas L. Robinson

Name:Jonas L. Robinson

Title:Vice President

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CITIBANK, N.A.,

as a Lender

By:/s/ Christopher Albano

Name:Christopher Albano

Title:Authorized Signatory

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WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Kevin Stacker

Name:Kevin Stacker

Title:Managing Director

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CITIZENS BANK, N.A.,

as a Lender

By:/s/ Donald W. Woods

Name:Donald W. Woods

Title:Relationship Manager

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PNC BANK NATIONAL ASSOCIATION,

as a Lender

By:/s/ David C. Drouillard

Name:David C. Drouillard

Title:Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

TRUIST BANK,

as a Lender

By:/s/ Ryan Almond

Name:Ryan Almond

Title:Director

[Signature Page to First Amendment to Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Michael Glandt

Name:Michael Glandt

Title:Officer

[Signature Page to First Amendment to Credit Agreement]

NATIONAL BANK OF CANADA,

as a Lender

By:/s/ Patricia Croft

Name:Patricia Croft

Title:Director

By:/s/ David Torrey

Name:David Torrey

Title:Managing Director

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RAYMOND JAMES BANK,

as a Lender

By:/s/ Robert Rhodin

Name:Robert Rhodin

Title:Vice President

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The Huntington National Bank,
as a Lender

By:/s/ Rebecca Stirnkorb

Name:Rebecca Stirnkorb

Title:Assistant Vice President

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PEOPLE’S UNITED Bank, N.A.,

as a Lender

By:/s/ David R. Jablonowski

Name:David R. Jablonowski

Title:Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:/s/ Michael Diemer

Name:Michael Diemer

Title:Senior Vice President

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regions bank,

as a Lender

By:/s/ Christopher D. Daniels

Name:Christopher D. Daniels

Title:Senior Vice President

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